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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       TELEPHONE AND DATA SYSTEMS, INC.
                    ---- ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)



             Delaware                                    36-2669023
  -----------------------------------          ---------------------------------
(State of Incorporation or Organization)       (IRS Employer Identification no.)


                             30 North LaSalle Street
                             Chicago, Illinois 60602
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


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
If this form relates to the registration of a class of          If this form relates to the registration of a class of securities
securities pursuant to Section 12(b) of the Exchange Act        pursuant to Section 12(g) of the Exchange Act and is
and is effective pursuant to General Instruction A.(c),         effective pursuant to General Instruction A.(d), check the
check the following box. /x/                                    following box. / /

         SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER
         TO WHICH THIS FORM RELATES:                           333-71632
                                                             --------------

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

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                                                 Name of Each Exchange
Title of Each Class to be so Registered          on Which Each Class is to be Registered
---------------------------------------          ---------------------------------------
7.60% Series A Notes due 2041                    New York Stock Exchange
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        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      None.



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.   Description of Registrant's Securities to be Registered.

          A description of the Registrant's 7.60% Series A Notes due 2041
("Notes") to be registered hereby is contained in the "Description of Debt
Securities" set forth in the Prospectus dated November 28, 2001 and in the "Description of the Notes" set forth in the Prospectus Supplement dated November
28, 2001, filed as part of the Registrant's Registration Statement Number
333-71632 under the Securities Act of 1933, and such descriptions are incorporated herein by reference.

Item 2.   Exhibits.

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

Exhibit
Number          Description of Exhibit
------          ----------------------
1.              Indenture dated as of November 1, 2001 between the Registrant and BNY Midwest Trust Company (incorporated by reference to the
                Registrant's Quarterly Report on Form 10-Q for the quarter ended
                September 30, 2001).

2.              First Supplemental Indenture dated November 28, 2001 between the
                Registrant and BNY Midwest Trust Company, including Form of
                7.60% Series A Notes due 2041 attached as Exhibit A thereto.
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                                    SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        TELEPHONE AND DATA SYSTEMS, INC.


Date:  November 29, 2001                By: /s/ Sandra L. Helton
                                            -------------------------------
                                        Name: Sandra L. Helton
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                       3

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                                  Exhibit Index

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

Exhibit
Number          Description of Exhibit
------          ----------------------
1.              Indenture dated as of November 1, 2001 between the Registrant and BNY Midwest Trust Company (incorporated by reference to the
                Registrant's Quarterly Report on Form 10-Q for the quarter ended
                September 30, 2001).

2.              First Supplemental Indenture dated November 28, 2001 between the
                Registrant and BNY Midwest Trust Company, including Form of
                7.60% Series A Notes due 2041 attached as Exhibit A thereto.


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